UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2011 (January 18, 2011)

CHESAPEAKE ENERGY CORPORATION

(Exact name of Registrant as specified in its Charter)

Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6100 North Western Avenue, Oklahoma City, Oklahoma	73118
(Address of principal executive offices)	(Zip Code)

(405) 848-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

*           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

*           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

*           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

*           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure.

On January 18, 2011, Chesapeake Energy Corporation (“the Company”) issue a press release announcing the date that it will issue its 2010 fourth quarter and full year financial and operational results.  The press release also provided information for accessing the related conference call.  A copy of this press release is attached as Exhibit 99.1 to this Current Report.

On January 20, 2011, the Company issued a press release announcing that the Company has been named as one of FORTUNE magazine’s 100 best companies to work for in the U.S for the fouth consecutive year.  A copy of this press release is attached as Exhibit 99.2 to this Current Report.

    On January 24, 2011, the Company issued a press release announcing that its board of directors has extended an invitation to Louis A. Simpson to join the Chesapeake Board of Directors.  A copy of this press release is attached as Exhibit 99.3 to this Current Report.

Section 8 – Other Events

Item 8.01 Other Events.

On January 24, 2011, the Company announced that its board of directors has extended an invitation to Louis A. Simpson to join the board of directors.  Mr. Simpson has accepted Chesapeake’s invitation and will fill the vacancy created by the retirement of Mr. Frederick B. Whittemore.

    Mr. Simpson, 74, has enjoyed a long and distinguished business career. Currently, Mr. Simpson is the Chairman of SQ Advisors, LLC in Naples, Florida. Mr. Simpson served as President and Chief Executive Officer, Capital Operations, of GEICO Corporation (a subsidiary of Berkshire Hathaway Corporation) from May 1993 until his retirement on December 31, 2010. From 1985 to 1993, he served as Vice Chairman of the board of GEICO. Mr. Simpson joined GEICO in September 1979 as Senior Vice President and Chief Investment Officer. Prior to joining GEICO, Mr. Simpson was President and Chief Executive Officer of Western Asset Management, a subsidiary of the Los Angeles, California-based Western Bancorporation. Previously, he was a partner at Stein Roe and Farnham, a Chicago, Illinois investment firm, and an instructor of economics at Princeton University.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.  See "Index to Exhibits" attached to this Current Report on Form 8-K, which is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ JENNIFER M. GRIGSBY
Jennifer M. Grigsby
Senior Vice President, Treasurer and Corporate Secretary

Date:           January 24, 2011

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Chesapeake Energy Corporation press release dated January 18, 2011 – 2010 fourth quarter and full year operational and financial results release date

99.2	Chesapeake Energy Corporation press release dated January 20, 2011 – FORTUNE 100

99.3	Chesapeake Energy Corporation press release dated January 24, 2011 – Louis A. Simpson to join board of directors